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                                                                    Exhibit 23.3
                                                                    ------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report on SOMAR, Inc. dated April 29, 1996 included in the TeleSpectrum Worldwide Inc. final prospectus filed on August 8, 1996 and to all references to our Firm included in this Registration Statement.


                                                     ARTHUR ANDERSEN LLP



     Charlotte, North Carolina

     January 22, 1997